                                                                    EXHIBIT (21)

                          SUBSIDIARIES OF THE COMPANY

    PacifiCorp Holdings, Inc., a wholly-owned subsidiary of the Company and a Delaware corporation, has the following subsidiaries:

                                                                                                         STATE OR
                                                                                                      JURISDICTION OF
                                                                           APPROXIMATE PERCENTAGE OF   INCORPORATION
NAME OF SUBSIDIARY                                                          VOTING SECURITIES OWNED   OR ORGANIZATION
- -------------------------------------------------------------------------  -------------------------  ---------------
PACE Group, Inc..........................................................               100%          Oregon
PacifiCorp Financial Services, Inc.......................................               100%          Oregon
  Color Spot, Inc........................................................               100%          Oregon
  Pacific Development, Inc...............................................               100%          Oregon
  Pacific Harbor Capital, Inc............................................               100%          Delaware
  Pacific Relocation Service Company.....................................               100%          Oregon
  PacifiCorp Capital, Inc................................................               100%          Virginia
  PacifiCorp Credit, Inc.................................................               100%          Oregon
  Vermont Castings, Inc..................................................               100%          Vermont
Pacific Generation Company...............................................               100%          Oregon
  Energy National, Inc...................................................               100%          Utah
  ONSITE Energy, Inc.....................................................               100%          Oregon
Pacific Telecom, Inc.....................................................                87%          Washington
PacifiCorp Trans, Inc....................................................               100%          Oregon

    Pacific Telecom, Inc., an 87% owned subsidiary of PacifiCorp Holdings, Inc., and a Washington corporation, has the following subsidiaries:

                                                                                                        STATE OR
                                                                                                    JURISDICTION OF
                                                                         APPROXIMATE PERCENTAGE OF  INCORPORATION OR
NAME OF SUBSIDIARY                                                        VOTING SECURITIES OWNED     ORGANIZATION
- -----------------------------------------------------------------------  -------------------------  ----------------
Alascom, Inc...........................................................               100%          Alaska
Cascade Autovon Company................................................               100%          Washington
Eagle Telecommunications, Inc./Colorado................................               100%          Colorado
Eagle Valley Communications Corporation................................               100%          Colorado
Gem State Utilities Corporation........................................                92%          Idaho
Indianhead Communications Corporation..................................               100%          Wisconsin
Inter Island Telephone Company, Inc....................................               100%          Washington
International Communications Holdings, Inc.............................                85%          Delaware
North-West Cellular, Inc...............................................               100%          Nevada
North-West Telecommunications, Inc.....................................               100%          Nevada
  Northland Telephone Company..........................................               100%          Minnesota
  North-West Telephone Company.........................................               100%          Wisconsin
  Postville Telephone Company..........................................               100%          Wisconsin
  The Footville Telephone Company......................................               100%          Wisconsin
  Sullivan Telephone Company...........................................               100%          Wisconsin
  Turtle Lake Telephone Company, Inc...................................               100%          Wisconsin

                                                                                                        STATE OR
                                                                                                    JURISDICTION OF
                                                                         APPROXIMATE PERCENTAGE OF  INCORPORATION OR
NAME OF SUBSIDIARY                                                        VOTING SECURITIES OWNED     ORGANIZATION
- -----------------------------------------------------------------------  -------------------------  ----------------
Northwestern Telephone Systems, Inc....................................                99%          Oregon
Pacific Telecom Cable, Inc.............................................                80%          Delaware
Pacific Telecom Cellular, Inc..........................................               100%          Delaware
  Pacific Telecom Cellular of Alaska, Inc..............................               100%          Alaska
  Pacific Telecom Cellular of I-5, Inc.................................               100%          Washington
  Pacific Telecom Cellular of Michigan, Inc............................               100%          Michigan
  Pacific Telecom Cellular of Minnesota, Inc...........................               100%          Minnesota
  Pacific Telecom Cellular of Oregon, Inc..............................               100%          Oregon
  Pacific Telecom Cellular of South Dakota, Inc........................               100%          South Dakota
  Pacific Telecom Cellular of Washington, Inc..........................               100%          Washington
  Pacific Telecom Cellular of Wisconsin, Inc...........................               100%          Wisconsin
Pacific Telecom Transmission Services, Inc.............................               100%          Oregon
Price County Telephone Cellular, Inc...................................               100%          Wisconsin
PTI Broadcasting, Inc..................................................               100%          Oregon
PTI Harbor Bay, Inc....................................................               100%          Washington
  Bay Area Teleport, Inc...............................................               100%          Delaware
Rib Lake Cellular for Wisconsin RSA #2, Inc............................               100%          Wisconsin
Shell Lake Telephone Company, Inc......................................               100%          Wisconsin
Telephone Utilities of Alaska, Inc.....................................               100%          Alaska
Telephone Utilities of Eastern Oregon, Inc.............................               100%          Oregon
Telephone Utilities of Northland, Inc..................................               100%          Alaska
Telephone Utilities of Oregon, Inc.....................................               100%          Oregon
Telephone Utilities of Washington, Inc.................................               100%          Washington
Telephone Utilities of Wyoming, Inc....................................               100%          Wyoming
Thorp Telephone Company................................................               100%          Wisconsin
UpSouth Corporation....................................................               100%          Georgia
Wayside Telecom, Inc...................................................               100%          Wisconsin
The Wayside Telephone Company..........................................               100%          Wisconsin

    The Company also has the following subsidiaries:

                                                                                                       STATE OR
                                                                           APPROXIMATE PERCENTAGE   JURISDICTION OF
                                                                            OF VOTING SECURITIES     INCORPORATION
NAME OF SUBSIDIARY                                                                  OWNED           OR ORGANIZATION
- -------------------------------------------------------------------------  -----------------------  ---------------
Centralia Mining Company.................................................              100%         Washington
Energy West Mining Company...............................................              100%         Utah
Glenrock Coal Company....................................................              100%         Wyoming
Interwest Mining Company.................................................              100%         Oregon
Pacific Minerals, Inc....................................................              100%         Wyoming
  Bridger Coal Company, a joint venture..................................            66.67%         Wyoming